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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           _________________________

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                August 8, 2000
                               (Date of Report)

                         TARGETED GENETICS CORPORATION
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

         Washington                       0-23930                 91-1549568
(State or Other Jurisdiction       (Commission File No.)        (IRS Employer
      of Incorporation)                                      Identification No.)

                 1100 Olive Way, Suite 100, Seattle, WA 98101
         (Address of Principal Executive Offices, including Zip Code)

                                (206) 623-7612
             (Registrant's Telephone Number, Including Area Code)
--------------------------------------------------------------------------------
                                     None
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

     On August 8, 2000, Targeted Genetics Corporation, a Washington corporation ("Targeted") and Biogen, Inc., a Massachusetts corporation ("Biogen"), agreed to collaborate on the development and commercialization of gene therapy products following Targeted's contemplated acquisition of Genovo, Inc. ("Genovo"). Pursuant to a Development and Marketing Agreement, which is intended to replace and expand a 1995 agreement between Biogen and Genovo, Targeted and Biogen have agreed to develop up to four new gene therapy product candidates, to be identified over the next three years. In addition, Targeted has agreed to provide process development assistance for an existing Biogen gene therapy product candidate. In return, Biogen has agreed to pay Targeted an up-front fee of $8 million, ongoing research and development funding and additional milestone payments related to the development of the product candidates. Biogen and Targeted also executed a Funding Agreement, under which, subject to the completion of the Genovo acquisition, Biogen has committed to loan Targeted up to $10 million and to purchase Targeted common stock valued at up to $10 million, each at Targeted's discretion. The total value of the Biogen-Targeted collaboration could reach $125 million, not including payments for manufacturing and sales of any products commercialized under the collaboration.

     Biogen is a biopharmaceutical company principally engaged in the business of developing, manufacturing and marketing drugs for human health care. The collaboration with Biogen would enhance Targeted's financial position, provide significant future revenue opportunities, and enable Targeted to expand its development programs to new disease indications.

     The Development and Marketing Agreement and Funding Agreement are filed as exhibits to this report and are incorporated into this report by reference. This summary of the provisions of the agreements is not complete and you should refer to the exhibits for a copy of the actual agreements. A copy of the press release issued by Targeted on August 9, 2000 with respect to the Biogen collaboration is attached to this report as Exhibit 99.1 and is incorporated in this report by reference.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     10.1 Development and Marketing Agreement dated August 8, 2000, among Targeted Genetics Corporation, Biogen, Inc. and Genovo, Inc.

     10.2 Funding Agreement dated August 8, 2000, between Targeted Genetics Corporation and Biogen, Inc.

     99.1  Press Release dated August 9, 2000.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TARGETED GENETICS CORPORATION


Date: September 12, 2000                By: /s/ James A. Johnson
                                            -----------------------------------
                                            James A. Johnson
                                            Chief Financial Officer

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                               INDEX TO EXHIBITS

Exhibit
Number    Description
------    -----------

10.1 Development and Marketing Agreement dated August 8, 2000, among Targeted Genetics Corporation, Biogen, Inc. and Genovo, Inc.

10.2 Funding Agreement dated August 8, 2000 between Targeted Genetics Corporation and Biogen, Inc.

99.1      Press Release dated August 9, 2000.